Filed with the Securities and Exchange Commission on November 20, 2015
Securities Act of 19933 File No. 333-180308
Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 58

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 61

(Check appropriate box or boxes)
ULTIMUS MANAGERS TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (513) 587-3400

Frank L. Newbauer
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
/ /	immediately upon filing pursuant to paragraph (b)
/ /	on ________ pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/X/	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated November 20, 2015

PROSPECTUS
 February __, 2016
APPLESEED FUND

Investor Class (    )

Institutional Class (    )

Managed by
Pekin Singer Straus Asset Management, Inc.

For information or assistance in opening an account,
please call toll-free 1-___-___-____.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	1
Additional Information Regarding the Fund’s Investment Objective, Investment Strategies and Related Risks	9
Fund Management	17
Distribution Plan	19
How the Fund Values its Shares	20
How to Buy Shares	20
How to Redeem Shares	25
Dividends, Distributions and Taxes	27
Financial Highlights	28
Customer Privacy Notice	29
For Additional Information	back cover

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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
The Appleseed Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held fewer than 90 days)	2%	2%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	[0.85]%	[0.85]%
Distribution and/or Service (12b-1) Fees	[0.25]%	None
Other Expenses	[___]%	[___]%
Acquired Fund Fees and Expenses(1)	[___]%	[___]%
Total Annual Fund Operating Expenses	[___]%	[___]%
Fee Waivers and/or Expense Reimbursements(2)	[___]%	[___]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	[___]%	[___]%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(2)	Pekin Singer Strauss Asset Management, Inc. (the “Adviser”) has contractually agreed, until December 31 [2019], to waive Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs; taxes; interest; borrowing costs, such as dividend expenses on securities sold short; Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to [0.95%]% of each share class’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, [2019], this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until December 31 [2019]. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. It is expected that the Fund will be the successor to the Appleseed Fund (the “Predecessor Fund”), a series of the Unified Series Trust. During the most recent fiscal year, ended September 30, 2015, the Predecessor Fund’s turnover rate was [__]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser. When selecting common stocks for investment by the Fund, the Advisor focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Advisor looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Advisor typically seeks companies that it believes have strong competitive positions, solid financials, and capable, shareholder-friendly management teams. The Fund expects to make significant investments in the Advisor's best ideas, which means that the Fund may invest in a limited number of portfolio companies. The Advisor also considers a company’s performance with respect to environmental, social, and governance (“ESG”) factors when making investment decisions. The Fund may invest its asset in any region of the world, including the U.S., developed markets outside the U.S., and emerging markets.

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Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open and closed-end funds, exchange-traded funds (“ETFs”), business trusts (including equity real estate investment trusts (“REITs”), and income trusts) and publicly traded partnerships that invest in real estate or underlying real estate related businesses. The Fund may purchase foreign stocks directly or through American Depositary Receipts (“ADRs”). The Fund may invest in common stocks of any market capitalization, including small- and mid-cap stocks.

The Fund may also invest a portion of its assets in preferred stocks and investment-grade fixed-income securities of any duration and maturity, such as U.S. agency securities, domestic and foreign corporate bonds, foreign government bonds, money market mutual funds, certificates of deposit, and cash equivalents.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer compared with diversified funds. The Fund may take short positions in equity securities, and may invest a portion of its assets in derivative instruments to hedge exposure to certain markets, currencies, and securities and/or for speculative (non-hedging) purposes. The Fund may engage in options, forward contracts, and futures contracts. The derivative securities that the Fund may purchase or sell (write) include put or call options. The Fund may also invest in precious metals (in any form, including bullion, coins, or contract form), ETFs, and trusts that invest in or track the price of precious metals.

PRINCIPAL RISKS

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Foreign Company Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

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Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund could sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Fund’s adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

Non-Diversification Risk. As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

Small and Mid-Cap Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Commodity Risk. When the Fund invests in commodities-related securities, including ETFs and trusts that invest in commodities, it will be subject to additional risks. The value of funds and trusts that invest in commodities such as gold is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on many factors. Commodity funds may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

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Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

Real Estate Risks. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

Derivatives Risk. Options, forwards, futures, including currency futures, and swaps in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

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Government Securities Risk. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

Short Sales Risk. The Fund may engage in short selling of securities. In a short sale of securities, the Fund sells a security that it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund may incur a loss because of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment.

PERFORMANCE SUMMARY

It is expected that the Fund will be the successor to the Predecessor Fund through a reorganization with the Fund on or about [_____ __], 2016, subject to the approval of the Predecessor Fund’s shareholders.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year, five years and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-___-___-____ or by visiting www.[_________].com.

Investor Class Calendar Year Returns

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Quarterly Returns During This Time Period

Highest	[_____]
Lowest	[_____]

Average Annual Total Returns
(for periods ended December 31, 2015)
	One Year	Five Years	Since Inception (December 8, 2006)
Appleseed Fund – Investor Class
Return Before Taxes	[___]%	[___]%	[___]%
Return After Taxes on Distributions	[___]%	[___]%	[___]%
Return After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	[___]%
Appleseed Fund – Institutional Class
Return Before Taxes	[___]%	[___]%	[___]%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	[___]%	[___]%	[___]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Pekin Singer Strauss Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers	Primary Title with Adviser
Adam Strauss, CFA	Co-Chief Executive Officer
Bill Pekin, CFA	Chairman and Senior Vice President
Joshua Strauss, CFA	Co-Chief Executive Officer

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Each of the co-Portfolio Managers has been jointly responsible for the day-to-day management of the Fund since its inception in January 2015.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

Investor Class Shares	$2,500
Institutional Class Shares	$100,000

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares in either share class may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Appleseed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-___-___-____ for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund does not charge a Sales Charge (Load). However, if you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term capital appreciation. The Board of Trustees (“the Board”) has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser. When selecting common stocks for investment by the Fund, the Adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the Adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the Adviser seeks out companies that it believes have strong competitive positions, solid financials, and capable, shareholder-friendly management teams.

The Fund expects to make significant investments in the Adviser's best ideas, which means that the Fund may invest in a limited number of portfolio companies that the Adviser believes are undervalued by the market. The Adviser will consider selling or reducing a holding when the stock price reaches the Adviser’s target price, when the Adviser’s appraisal of a company’s intrinsic value changes due to deteriorating fundamentals, or when better investment opportunities exist elsewhere. The Adviser typically attempts to minimize the creation of short-term capital gains, although this will not be a limiting factor if the Adviser decides to sell a security.

In order to align the Adviser’s own interests with those of Fund shareholders, the Fund’s portfolio managers have consistently invested personally in the Fund.

In seeking to achieve the Fund’s investment objectives, the Advisor may invest in various types of securities and engage in various investment practices that are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about these other investments and portfolio management techniques and their associated risks is more extensively discussed in the Fund’s Statement of Additional Information (the “SAI”) which is available without charge upon request.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), other investment companies that invest primarily in equity securities, commodities, and commodity-related investments, including open- and closed-end funds, ETFs, ETNs, business trusts (including equity real estate investment trusts (“REITs”), and income trusts), distressed debt securities, bank loans, real estate related securities, commodities futures, municipal bonds, auction market preferred securities, and publicly traded partnerships that invest in real estate or real estate related businesses. The Fund may purchase foreign stocks directly or through American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign company which entitle the holder to dividends and capital gains on the underlying security. The Fund may invest in common stocks of any capitalization, including, but not limited to, securities of small- and mid-capitalization companies. The ETFs in which the Fund may invest may themselves invest in or have exposure to commodities, or may provide returns generally based on a multiple of an index as well as the inverse of a multiple of an index. ETFs that the Fund might purchase may be either passive or active ETFs. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer, or in fewer issuers, compared with diversified funds.

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The Adviser seeks to fulfill the Fund’s investment objective, in part, by actively trading currency futures contracts (long or short) for hedging or non-hedging purposes as necessary. The Fund's currency investments will typically represent one or more "G-10" currencies, which includes the U.S. Dollar (USD), Canadian Dollar (CAD), Japanese Yen (JPY), Australian Dollar (AUD), New Zealand Dollar (NZD), British Pound Sterling (GBP), Euro (EUR), Swiss Franc (CHF), Swedish Krona (SEK), and Norwegian Krone (NOK), as well as currencies outside the G-10.

The Adviser may hedge against adverse exchange rate movements by taking short positions against the foreign currency in which portfolio securities are denominated. The successful use of these transactions will usually depend on the Adviser's ability to forecast accurately currency exchange rate movements and effectively lock-in an exchange rate. The Adviser also may seek to profit by taking short positions in currency futures contracts when the Adviser anticipates a depreciation in the applicable currency, and taking long positions in currency futures contracts when the Adviser anticipates an appreciation in the applicable currency.

The Fund may also invest a portion of its assets in fixed income securities of U.S. or foreign issuers, which may provide some income and, in some cases, the potential for capital appreciation. The Fund may also engage in options, forwards, and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining speculative (non-hedging) exposure. The derivative securities that the Fund may purchase or sell include futures contracts, forward contracts, and put or call options.

The Advisor reviews fundamental factors in assessing whether or not to invest in a company. Beyond the fundamentals, the Advisor looks at certain environmental, social, and governance (“ESG”) factors when considering an investment. Some of the ESG factors the Advisor considers in making an investment include corporate governance, environmental impact, and human rights impact. The Fund does not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling or weapons industries, as determined by the Advisor. The Fund’s screening criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment, and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Advisor believes that the company is attempting to address its problems, or to allow the Advisor adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in government bonds, cash equivalents (such as money market funds or certificates of deposit, U.S. Government and government agency securities), derivative transactions, short sales and commodity-related investments are not screened for ESG factors. The Fund’s screening activities are intended to apply primarily to operating companies that issue securities (other than those noted above) in which the Fund invests. The Fund’s ESG screening criteria may be changed without shareholder approval.

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If the Adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available, the Fund may invest up to 100% of its assets in money market mutual funds, investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. To the extent the Fund makes these investments, the Fund might not achieve its investment objective.

Principal Risks of Investing in the Fund

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may never realize their full economic value, and the Adviser’s value-oriented approach may fail to produce the intended results.

Excluded Securities Risk. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that violate its ESG screens, and the Fund could sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although the Fund’s Adviser believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

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Non-Diversification Risk. The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a greater negative impact on the Fund’s performance.

Small and Mid-Cap Risk. The Fund may invest in stocks of small and mid-cap companies, which may be more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

Commodity Risk. To the extent that the Fund invests in other funds, including ETFs and trusts, that invest in commodities such as gold, it will be subject to additional risks. The value of funds that invest in commodities such as gold or silver is highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity funds may use derivatives, such as futures, options and swaps, which may expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Risks. When the Fund invests in REITs or publicly traded partnerships that invest in real estate, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs and publicly traded partnerships that invest in real estate are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

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Investment Company Securities Risks. When the Fund invests in other investment companies, including open- and closed-end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure may cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund's shares. Overall stock market risks may affect the value of closed-end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

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Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

Derivatives Risk. Options and futures in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

Fixed Income Securities Risks. The issuer of a fixed income security, such as a corporate bond, may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security may decline because investors will likely demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Junk Bond Risk. To the extent the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), it is likely to be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

Short Sales Risk. The Fund may engage in short selling of securities. In a short sale of securities, the Fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends and/or interest which accrues during the period that the short sale remains open. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of selling a security short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out, or the proceeds may be released to the Fund and invested in additional securities.

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The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any dividend and/or interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any dividends and/or interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not own the securities sold and is said to have a short position in those securities until the position is closed out. The Fund must deposit in a segregated account with the Fund’s custodial bank an amount of cash and/or liquid assets sufficient to cover the Fund’s short positions. While the short position is open, the Fund monitors daily the segregated account’s balance to ensure that it meets the relevant collateral requirements.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund 's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. To the extent a Fund engages in short sales, it will comply with these requirements.

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Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below or in the Fund’s Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). The Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent the Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission). Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

CFTC Regulation Risk. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, the Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.

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FUND MANAGEMENT

The Investment Adviser

Pekin Singer Strauss Asset Management, Inc., 161 North Clark Street, Suite 2200, Chicago, IL 60601, serves as the investment adviser to the Fund. The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser is a corporation organized under the laws of Delaware and began operations in 1990. In addition to managing the Fund, it provides investment advisory services to individuals (other than high net worth individuals), high net worth individuals, pension plans and profit sharing plans (other than plan participants), charitable organizations, corporations or other businesses, and trusts, estates, or charitable organizations.

For its services, the Fund pays the Adviser a monthly investment advisory fee (the Management Fee”) computed at the annual rate of [0.85]% of its average daily net assets. The Adviser has contractually agreed under an Expense Limitation Agreement, until December 31, [2017], to waive its Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs; taxes; interest; borrowing costs, such as dividend expenses on securities sold short; Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to [0.95]% of each share class’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 31, [2019], this agreement may not be modified or terminated without the approval of the Board. After December 31, [2019], the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

A discussion of the factors considered by the Board in its approval of the Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Fund’s [semi-annual] report for the period ending [February 29, 2016].

Portfolio Managers

The co-Portfolio Managers, listed below, are jointly responsible for making investment decisions for the Fund.

Adam Strauss, CFA, is Co-CEO of the Adviser. Mr. Strauss also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2004, he worked in several operating roles, as Sr. Vice President of Corporate Development at EquipNet, Inc. (2000-2004) and as VP of Business Development at Frontier Natural Brands (1997-2000). He began his career as a management consultant, at Gemini Consulting (1992-1994) and, prior to that, at Andersen Consulting (1991-1992). Mr. Strauss earned a BA from Stanford University in 1991 and an MBA from the Stanford Graduate School of Business in 1997. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

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Joshua Strauss, CFA, is Co-CEO of the Adviser. Mr. Strauss also manages separate account portfolios unrelated to the Fund. He joined the Adviser in 2004 as an Analyst and Portfolio Manager. Previous to joining the Adviser, he acted in an operational capacity as Director of Business Development at Color Kinetics Incorporated (2000-2004). Mr. Strauss began his career as an Analyst at Shearman & Sterling (1995-1998) and, prior to that, at Markowitz & McNaughton (1994-1995). He earned a B.A. in Foreign Affairs from the University of Virginia in 1994 and an MBA from the Stephen M. Ross School of Business at the University of Michigan in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

Bill Pekin, CFA, is Chairman and Senior Vice President of the Adviser. Mr. Pekin also manages separate account portfolios unrelated to the Fund. Prior to joining the Adviser in 2001, he worked in the investment banking division of Credit Suisse First Boston in Chicago. Prior to this position Mr. Pekin was an investment banker and high yield/high grade research analyst at Donaldson, Lufkin & Jenrette in New York. He began his career at MetLife Investment Management Corp. in 1993. Mr. Pekin earned a BA from Haverford College [in year] and an MBA from the Wharton School of the University of Pennsylvania in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2003.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

Regulatory Matters

On June 23, 2015, the Adviser and three of its associated persons, including portfolio managers Bill Pekin and Joshua Strauss (“the settling parties”), reached a settlement with the Securities and Exchange Commission (“SEC”) relating to certain compliance deficiencies. Pursuant to the settlement, the SEC entered an Order finding that the securities laws were violated in 2009 and 2010 when the Adviser did not conduct timely internal annual compliance reviews or implement and enforce certain policies and procedures. The Order also finds violations occurred when the Adviser failed to cause its advisory clients who held or purchased a registered mutual fund advised by the Adviser Investor Class shares to acquire Institutional Class shares after Institutional Class shares became available. The settling parties neither admitted nor denied the findings. The settling parties agreed to relief in the form of censures, a supervisory suspension of a senior adviser/board member, a cease and desist order, and monetary fines. The Order acknowledges that the Adviser has taken remedial measures designed to address the identified compliance shortcomings as well as the facts that the Adviser detected and self-reported the share class issue to the SEC and voluntarily reimbursed its advisory clients affected by that issue. The SEC’s Order can be found on the SEC’s website (www.sec.gov) as Release No. IA-4126.

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The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution for its Investor Class shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The annual fees payable under the 12b-1 Plan may not exceed an amount equal to [0.25]% of the Investor Class shares’ average daily net assets. Because 12b-1 Plan fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Expenses related to the distribution and servicing of the Fund’s Investor Class shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of Investor Class shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the Fund’s Investor Class shares. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

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HOW THE FUND VALUES ITS SHARES

The net asset value (“NAV”) of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not available or are considered unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies, and not listed on an exchange the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to a purchase or redemption, and payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing shares are not issued.

Choosing a Share Class

Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio and has the same rights but each class has its own expense structure.

Investor Class shares are subject to 12b-1 Plan fees that permit the Fund to pay distribution fees of up to [0.25]% per year to those intermediaries offering Investor Class shares. Institutional Class shares are available without a 12b-1 Plan fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge.

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When you choose your class of shares, you should consider the size of your investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset value of the two Classes on the conversion date.

Minimum Initial Investment

For Investor Class shares, the minimum initial investment in the Fund is $2,500. For Institutional Class shares, the minimum initial investment in the Fund is $100,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Fund.

•	Mail the application and the check to the Transfer Agent at the following address:

Appleseed Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

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By Wire. To open a new account by wire of federal funds, call the Transfer Agent at ___-___-____ to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the Appleseed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

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•	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-___-___-____ before wiring funds.
•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan, which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-___-___-____ for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares.

The Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Appleseed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the (Securities Transfer Agents Medallion Program “STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-___-___-____.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

25

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as permitted by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemption Fee

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of Fund shares occurring within 90 days of the date of purchase. Redemption fees may be waived for the reasons listed below or in the sole discretion of the Fund’s Adviser after considering the circumstances related to the redemption and the Adviser’s management of the Fund’s portfolio. No redemption fee will be imposed on the involuntary redemption of accounts below the minimum investment amount, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

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The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. This exemption is available only for shares held at the time of death or initial determination of disability and if the Fund is notified of the requested exemption at the time of the redemption request. The Fund may also require further documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below).

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below a share class’s investment minimum due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-___-___-____ for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. If the Fund redeems your shares in kind, you will bear the market risks associated with the securities paid as redemption proceeds. In addition, when you sell these securities, you will pay brokerage charges associated with selling the securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

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The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund is new, there is no financial or performance information included in this Prospectus for the Fund. The fiscal year end of the Fund is [August 31] each year. Once the information becomes available, you may request a copy of this information by calling the Fund at 1-___-___-____.

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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE APPLESEED FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number
•  Assets
•  Retirement Assets
•  Transaction History
•  Checking Account Information
•  Purchase History
•  Account Balances
•  Account Transactions
•  Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-___-___-____

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Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?
We collect your personal information, for example, when you
•    Open an account
•    Provide account information
•    Give us your contact information
•    Make deposits or withdrawals from your account
•    Make a wire transfer
•    Tell us where to send the money
•    Tell us who receives the money
•    Show your government-issued ID
•    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
•    Affiliates from using your information to market to you
•    Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•    Pekin Singer Strauss Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Fund’s investments will be available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-___-___-____

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.          funds.com or upon written request to:

Appleseed Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22680
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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated November 20, 2015

Statement of Additional Information
February __, 2016

APPLESEED FUND ( )

Series of
ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

            This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Appleseed Fund (the “Fund”) dated February [__], 2016, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling toll-free 1-___-___-____.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	30
CALCULATION OF SHARE PRICE	31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	32
SPECIAL SHAREHOLDER SERVICES	33
MANAGEMENT OF THE TRUST	34
INVESTMENT ADVISER	39
PORTFOLIO TRANSACTIONS	41
THE DISTRIBUTOR	43
OTHER SERVICE PROVIDERS	43
DISTRIBUTION PLAN	45
GENERAL INFORMATION	46
ADDITIONAL TAX INFORMATION	50
FINANCIAL STATEMENTS	53
APPENDIX A (TRUSTEES AND OFFICERS)	54
APPENDIX B (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	58
APPENDIX C (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	61

STATEMENT OF ADDITIONAL INFORMATION

The Appleseed Fund is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Fund’s investments are managed by Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). For further information on the Fund, please call 1-___-___-____.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Economic and Regulatory Risks. Although the U.S. economy has seen gradual improvement over the years, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In response to the crisis, the U.S. and other governments and the Federal Reserve and other foreign central banks took steps to support financial markets, including by keeping interest rates at historically low levels. It is unclear how long this support will last and at what levels. Reduction or withdrawal of support by the U.S. and the Federal Reserve and/or by other governments and their central banks, failure of such efforts or support in response to the crisis, or investor perception that such efforts or support are not succeeding could negatively affect financial markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Fund.

In addition, policy and legislative changes in the U.S. and in other countries have been implemented that are affecting many aspects of the financial markets and imposing additional regulatory requirements. Given the broad scope, sweeping nature, and relatively recent enactment of some of these changes, the potential impact they could have on securities held by the Fund is unclear and may not be fully known for some time. These changes and any future regulatory change could adversely affect the Fund.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, the transfer agent or other third party services providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Equity Securities. The equity portion of the Fund’s portfolio will generally be comprised of U.S. common stock. In addition to U.S. common stock, the Fund’s equity investments may include preferred stock, securities convertible into common stock, and foreign stock. The Fund’s equity investments may include securities traded on domestic exchanges or on the over-the-counter market. The prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Common Stock. The Fund may purchase common stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund potential loss. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which also result in losses for the Fund. Market declines may continue for any indefinite period, and investors should understand that during temporary or extended bear markets, the value of common stocks would decline.

Convertible Securities. In addition to common and preferred stocks, the Fund may invest in securities convertible into common stock such as convertible bonds, convertible preferred stocks, and warrants. Convertible bonds are fixed income securities that may be converted at a stated price within a specified period into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Preferred Stock. The Fund may invest in preferred stock, including adjustable rate preferred security. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Warrants and Rights. The Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Short Selling of Securities. The Fund may engage in short selling of securities. In a short sale of securities, the Fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends and/or interest, which accrues during the period that the short sale remains open. In order to borrow the security, the Fund may also have to pay a fee, which would increase the cost of selling a security short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out, or the proceeds may be released to the Fund and invested in additional securities.

The Fund will incur a loss because of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any dividend and/or interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any dividends and/or interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not own the securities sold and is said to have a short position in those securities until the position is closed out. The Fund must deposit in a segregated account with the Fund’s custodial bank an amount of cash and/or liquid assets sufficient to cover the Fund’s short positions. While the short position is open, the Fund monitors daily the segregated account’s balance to ensure that it meets the relevant collateral requirements.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box”. The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund 's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Value and Growth Companies. While the Fund focuses primarily on value stocks, the Fund may, at times, invest in growth stocks. Value stocks generally represent companies that have fallen out of favor in the marketplace and are considered bargain-priced compared with book value, replacement value, or liquidation value. Typically, value stocks are priced much lower than stocks of similar companies in the same industry. This lower price can be reflective of investor reaction to recent company problems, such as disappointing earnings, negative publicity, or legal problems, all of which may raise questions about the companies' long-term prospects. Value stocks may also include stocks of new companies that have yet to be recognized by investors. The idea behind value investing is that stock prices of good companies will bounce back over time when the true value is recognized by other investors. But this recognition of value may take time to emerge and, in some cases, may never materialize. Growth stocks, on the other hand, generally represent companies that have demonstrated better-than-average gains in earnings in recent years and are expected to continue delivering high levels of profit growth. While earnings of some growth companies may be depressed during periods of slower economic growth, growth companies may potentially continue to achieve high earnings growth regardless of economic conditions. The risk in buying a growth stock include that its higher price could fall sharply on any negative news about the company, particularly if earnings disappoint the marketplace.

Asset-Backed Securities Risk. The Fund may invest in Collateralized Mortgage Obligations (“CMOs”) and in other asset-backed securities (“ABS”) backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically ABS represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on ABS are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases ABS are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on ABS. The Fund may invest in other ABS (e.g., equipment trust certificates), including those that may be developed in the future.

Foreign Securities. The Fund may invest in securities issued by foreign governments, supranational organizations, or foreign corporations directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures). The Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”).

ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. The Fund intends to invest primarily in foreign securities that are listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards, and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security, which are denominated or quoted in currencies other than the U.S. dollar, there is the risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities.

Emerging Markets Investments. The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Foreign Exchange Risk and Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department are not subject to the CFTC regulations to which other forward foreign currency contracts are subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Debt Securities. The Fund may invest in corporate debt securities and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt.

 “U.S. Government obligations” include securities, which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities, which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Any guarantee of the U.S. government will not extend to the yield or value of the Fund’s shares.

Corporate and Fixed-income Securities. The Fund’s fixed-income investments may include corporate fixed-income securities. Corporate fixed-income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed-income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion). In addition, the Fund’s fixed-income securities may include lower-rated fixed-income securities including, without limitation, “junk” bonds whose ratings are below investment grade. Fixed-income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed-income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rated fixed-income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed-income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Foreign Fixed-income Securities. The Fund may invest in non-U.S. based fixed-income securities, including issues by supranational organizations and sovereign debt securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Income Trusts. The Fund may invest in income trusts, including real estate investment trusts, business trusts and royalty trusts. Income trusts are operating businesses that have been put into a trust, and which pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund will not invest directly in real estate, but may invest directly or indirectly in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in royalty trusts that are traded on the stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. There is no guarantee that crude oil prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign royalty trusts, it will also be subject to foreign securities risks which are more fully described below under “Foreign Securities.”

Investment Companies. The Fund may invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds, and exchange-traded funds (“ETFs”). The Fund expects to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Exchange Traded Funds (“ETFs”). The Fund may invest in one or more ETFs. Index-based ETFs are typically investment companies that hold a portfolio of common stock generally designed to track the performance of a securities index or sector of an index. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value (“NAV”), and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

In purchasing ETFs, the Fund will be subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund may to enter into such agreements with one or more Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.

In purchasing ETFs, the Fund will typically comply with the requirements of Section 12(d)(1)(F) when investing in ETFs (“3% Limitation”). However, the Fund will not be subject to the 3% Limitation if (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund has not currently entered into such an agreement but may choose to do so in the future.

Exchange-Traded Notes (“ETNs”). The Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’ s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Adviser, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a disproportionately large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other U.S. Securities and Exchange Commission ("SEC") or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Swap Agreements. Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. The Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

If the Fund invests in swap agreements, the Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis. During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Credit Default Swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap, receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official, binding determination regarding the existence of credit events under the terms of the ISDA Master Agreement. ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event.

The buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, may not be deemed credit events under the credit default swap agreement. The seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement that under the circumstances do not adversely impact the value or credit-worthiness of the underlying reference debt obligation.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Some swap agreements are not exchange-traded instruments, but are traded OTC. As a result, swap participants are not as protected as participants on organized exchanges are. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, an investing Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with a Fund because of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy under guidelines, adopted and reviewed annually by the Funds’ board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, CDS. The Funds cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Funds to buy or sell OTC derivatives, including CDS.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Forwards, Futures, Swaps and Options. As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The Fund’s use of swaps, futures contracts, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

Over-the-counter (“OTC”) derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA. By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions or increase the costs of derivatives transactions (for example, by increasing margin or capital requirements), and the Fund’s ability to pursue its investment strategy could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodities Instruments. The Fund may also invest in commodities and commodities-related investments, including gold bullion (in any form, including bullion, coins, or contract form), ETFs, and trusts that invest in or track the price of precious metals and other commodities. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals.

Exposure to commodities may result in losses for the Fund. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances, inflationary trends or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to the Fund’s exposure to commodities indirectly through companies in the commodities sector, there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, if they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”), and shares of money market investment companies.

Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Master Limited Partnerships (“MLPs”). The Fund may directly invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax. For more information about the Fund’s tax status, please see “Additional Tax Information” in this SAI.

Publicly-Traded Partnerships Interests. The Fund may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (PTP Units). Publicly-traded limited partnerships (PTPs) generally have two classes of owners, the general partner and limited partners. The general partner typically owns a majority stake in the PTP and controls its management and operations. Limited partners have a very limited role (if any) in the PTP’s operations and management. The value of the Fund’s investment in PTP Units may fluctuate based on prevailing market conditions and the success of the PTP. Risks associated with PTP investments include the fact that the success of a PTP typically is dependent upon its specialized management skills. In addition, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability to elect directors in connection with its PTP Units.

PTPs are generally treated as partnerships for federal income tax purposes. To qualify as such, a PTP must receive at least 90% of its income from qualifying sources. These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. As a limited partner, the Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund. The recognition of taxable income by the Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements. In addition, although generally treated as partnership, there is a risk that a PTP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry. Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the PTPs owned by the Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could result in a substantial decline in the value of the Fund’s investment in the PTP.

Treasury Inflation-Protected Securities ("U.S. TIPS") and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Blank Check Companies. A blank check company is a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified company or companies, other entity, or person. These companies typically involve speculative investments and often fall within the SEC’s definition of “penny stocks” or are considered “microcap stocks”.

Because of the nature of blank check companies, the SEC does not allow them to use some of the exemptions from the registration requirements when selling their securities. In addition, a blank check company registering for a securities offering may be subject to additional requirements for the protection of investors, including depositing most of the raised funds in an escrow account until an acquisition is agreed to and requiring shareholder approval of any identified acquisition.

A type of blank check company is a “special purpose acquisition company,” or SPAC for short. A SPAC is created specifically to pool funds in order to finance a merger or acquisition opportunity within a set timeframe. The opportunity usually has yet to be identified. SPACs are also often structured to avoid being legally subject to the additional requirements described in the last paragraph. However, SPACs often incorporate many of the requirements or some derivation of the requirements in order to attract investors.

Initial Public Offering (“IPO”) and Seasoned Equity Offerings (“SEO”) Risk. IPOs or “New Issues” are initial public offerings of equity securities. “SEOs” are secondary equity offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering.

Mortgage-Backed Securities ("MBS"). The Fund may invest in MBS, which may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. MBS are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some MBS in which the Fund may invest could be particularly sensitive to changes in prevailing interest rates. Like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of MBS.

Additional Information About the Fund’s Screening Guidelines. As set forth in the prospectus, the Adviser looks at fundamental factors in assessing whether or not to invest in a company. Beyond the fundamentals, the Adviser looks at certain environmental, social, and governance (“ESG”) factors when considering an investment. Some of the ESG factors the Adviser considers in making an investment include environmental impact, human rights considerations, and community impact. The Fund does not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling or weapons industries, as determined by the Adviser. The Fund’s ESG screening criteria generally apply to investments in stocks and corporate bonds issued by portfolio companies at the time of investment, and periodically thereafter. However, the Fund may continue to hold securities of companies that no longer meet its ESG screening criteria if the Adviser believes that the company is attempting to address its problems, or to allow the Adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s investments in government bonds, cash equivalents (such as money market funds or certificates of deposit, U.S. Government and government agency securities), derivative transactions, short sales and commodity-related investments are not screened for ESG factors as described in the prospectus. The Fund’s screening activities are intended to apply primarily to operating companies that issue securities (other than those noted above) in which the Fund invests. However, the Fund’s investments in ETFs will also be screened to the extent practicable. The Fund’s ESG screening criteria may be changed without shareholder approval.

Community Investing. The Fund may invest in community development financial institutions and community banks, such as those that provide financing for small businesses and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest in the debt of an intermediary, such as certificates of deposit issued by community banks and credit unions, or debt obligations issued by micro-finance institutions. The Fund may invest in obligations issued by the intermediary at below market interest rates if the projects have a strong social or environmental impact.

                        Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount, which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

                        Illiquid Securities. The Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors. Under the supervision of the Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments on an ongoing basis. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The sale of some illiquid and other types of securities may be subject to legal restrictions.

                         Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. 144A Securities determined by the Adviser to be liquid, subject to the oversight of the Board, shall not be deemed “illiquid securities”.

                         If the Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Borrowing Money. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

                         Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

                         The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower, at any time the Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out the Fund’s assets.

                         Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.

INVESTMENT RESTRICTIONS

                         The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

Fundamental Restrictions. As a matter of fundamental policy:

1.       Borrowing Money. The Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

2.       Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules, and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.       Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

 5.       Commodities. The Fund will not purchase or sell commodities unless acquired because of ownership of securities or other investments, except the Fund may purchase, sell, or enter into options, forward contracts, futures contracts, or swap agreements, and other transactions not requiring the delivery of physical commodities. Notwithstanding the foregoing, the Fund may purchase or sell up to 25% of its net assets in precious metals directly, and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

6.       Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.       Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements with respect thereto, or investments in registered investment companies.

With respect to the “fundamental” and investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

              Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements standby commitments and trading practices which would be deemed to involve the issuance of a senior security, including options, futures and forward contracts, with appropriate earmarking or segregation of assets to cover such obligation.

               The 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

CALCULATION OF SHARE PRICE

              The share price or NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities and developments related to specific securities. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser and the Administrator under the general supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Subject to the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and the Fund’s classes, are conclusive.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to your shares. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Appleseed Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

                        Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Declaration of Trust. The Trustees serve for terms of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

                        The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons”, as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

                        Attached in Appendix A are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

The Board consists of four Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Fund, the Trust consists of the following series:

•	Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Plus Fund (in registration) managed by Alambic Investment Management, L.P. of San Francisco, CA;
•	APEXcm Small/Mid Cap Growth Fund managed by Apex Capital Management, Inc. of Dayton, Ohio;
•	Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund managed by Barrow Street Advisors LLC of Stamford, Connecticut;
•	Blue Current Global Dividend Fund managed by Edge Advisors, LLC, of Atlanta, Georgia;
•	Castlemaine Emerging Markets Opportunities Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, Castlemaine Multi-Strategy Fund managed by Castlemaine LLC of New York, NY (in registration);
•	Cincinnati Asset Management Funds: Broad Market Strategic Income Fund managed by Cincinnati Asset Management, Inc. of Cincinnati, Ohio;
•	Galapagos Partners Select Equity Fund managed by Galapagos Partners, L.P. of Houston, Texas;

•	Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund managed by Lyrical Asset Management LP of New York, New York;
•	Marshfield Concentrated Opportunity Fund managed by Marshfield Associates, Inc. of Washington, D.C. (in registration);
•	Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund managed by Ryan Labs Asset Management of New York, New York;
•	Topturn OneEighty Fund managed by Topturn Fund Advisors, LLC of Monterey, CA.
•	Wavelength Interest Rate Neutral Fund managed by Wavelength Capital Management, LLC of New York, New York; and
•	Waycross Long/Short Equity Fund managed by Waycross Partners, LLC of Louisville, Kentucky.

The Board has engaged the above-named investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership. The Board is led by its Chairman, who is also an Independent Trustee. The Chairman presides at all Board Meetings. The Chairman facilitates communication and coordination between the Trustees and management. He also reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairman works closely with Trust counsel and counsel to the Independent Trustees. The Chairman is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

            The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and three out of four Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (v) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust. Messrs. Deptula, Davis, and Discepoli are the members of the Committee of Independent Trustees. Mr. Deptula is the Chairman of the Committee and presides at its meetings. The Committee of Independent Trustees met four times during the prior fiscal year.

Qualifications of the Trustees. The Committee of Independent Trustees reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee Qualifications listed above, each of the Trustees has additional Trustee Qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Interested Trustees

Robert G. Dorsey is a co-founder of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Mr. Dorsey has served as President and Managing Director of Ultimus since its founding in 1999. Mr. Dorsey has over 30 years of experience in the mutual fund servicing industry. He holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive). Mr. Dorsey has been a Trustee since February 2012.

Independent Trustees

John J. Discepoli is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm. He founded the firm in November 2004. Mr. Discepoli has over 15 years of experience in the financial services industry. He holds a BBA in Accounting from University of Notre Dame and received a certificate from the Executive Development Program of Northwestern University – Kellogg School of Management. Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist. Mr. Discepoli has been a Trustee since June 2012.

John C. Davis has been a private business consultant since May 2011. Prior to providing consulting services, Mr. Davis was a partner with PricewaterhouseCoopers LLP (“PwC”) from October 1984 through his retirement in June 2010. Mr. Davis joined PwC in 1974. During his tenure as a partner at PwC, he was responsible for audit services to PwC clients – principally clients in investment management and related financial services industries. Mr. Davis holds a B.S. in Accounting from Indiana State University and is a Certified Public Accountant. Mr. Davis has been a Trustee since June 2012.

David M. Deptula is Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc., a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP. Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

References above to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust’s Chief Compliance Officer (“CCO”), the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser, with respect to the Fund’s investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

                       Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of [_____ __], 2016.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee *	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Interested Trustee
Robert G. Dorsey	None	$[50,001 - $100,000]
Independent Trustees
John J. Discepoli	None	None
John C. Davis	None	$[10,001 - $50,000]
David M. Deptula	None	None

* Because the Fund is newly organized, none of the Trustees has any beneficial ownership of Fund shares as of the date of this SAI.

            Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or Distributor.

            Trustee Compensation. No director, officer, or employee of the Adviser or Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives a $500 per meeting fee and a $500 annual retainer for each series of the Trust. The Trust reimburses each Trustee and officer for his travel and other expenses incurred in attending meetings. The following table provides the estimated amount of compensation payable to each of the Trustees during the Fund’s first fiscal year of operations, which will conclude August 31, 2016:

Name of Trustee	Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Interested Trustee
Robert G. Dorsey	None	None	None	None
Independent Trustees
John J. Discepoli	$[2,500]	None	None	$[32,500]
John C. Davis	$[2,500]	None	None	$[32,500]
David M. Deptula	$[2,500]	None	None	$[32,500]

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc., 161 N. Clark Street, Suite 2200, Chicago, IL 60601, serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated [_____ __,] 2016. The Adviser was organized in 1990 to provide investment advisory services to the Fund. The Adviser is owned by Adam Strauss, Josh Strauss, Bill Pekin, Brandon Hardy, and Patrick Herrington. The Adviser is controlled by Adam Strauss, Josh Strauss, and Bill Pekin.

The Investment Advisory Agreement is effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment”, as defined in the 1940 Act.

The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for managing the Fund’s investment portfolio, and provides the Fund with portfolio managers to determine purchases and sales of portfolio securities. The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Fund pays the Adviser a monthly fee computed at the annual rate of [0.85]% of its average daily net assets. The Adviser has agreed to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (exclusive of brokerage costs; taxes; borrowing costs such as interest and dividend expenses on securities sold short; interest; acquired fund fees and expenses; costs to organize the Fund; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund's business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to [0.95]% of the average daily net assets of the Fund. Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

Because the Fund is newly organized, no information regarding the Advisory fees paid to the Adviser is included in this SAI.

Portfolio Manager

The Fund is managed by Adam Strauss, Bill Pekin, and Josh Strauss (the “Portfolio Managers”), who are responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Manager

                        In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in such other accounts as of [_____ __,] 2016.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Adam Strauss	Registered Investment Companies		$		$
	Other Pooled Investment Vehicles		$		$
	Other Accounts		$		$

Bill Pekin	Registered Investment Companies		$		$
	Other Pooled Investment Vehicles		$		$
	Other Accounts		$		$

Josh Strauss	Registered Investment Companies		$		$
	Other Pooled Investment Vehicles		$		$
	Other Accounts		$		$

Potential Conflicts of Interest

The Portfolio Managers serve as co-portfolio managers for the Fund and may provide investment advice to other accounts in the future (“Other Accounts”). The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both the Fund and the Other Accounts whereby the Portfolio Managers could favor one account over another. However, the Adviser has established policies and procedures to ensure that such investments will be allocated between the Fund and the Other Accounts pro rata based on the assets under management or in some other manner determined to be fair and equitable.

Another potential conflict could include the Adviser rendering investment management services to qualified clients for a performance-based fee. That fee could be an incentive for the Adviser to make riskier or more speculative investments than would be the case absent of a performance-based fee. The Adviser has established policies and procedures to ensure that any recommendations made are in the best interest of the clients regardless of the fee.

Compensation

The Portfolio Managers are not compensated directly by the Fund. Each Portfolio Manager is, however, compensated by the Adviser with a fixed base salary plus an annual bonus, which is based on firm profits and achievement of each Portfolio Manager’s stated objectives for the year. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser (and, indirectly, the total compensation paid to the Portfolio Managers).

Ownership of Fund Shares

Because the Fund is newly organized, the Portfolio Managers have no beneficial ownership of Fund shares as of the date of this SAI.

PORTFOLIO TRANSACTIONS

                        Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies, and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

                        Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

                        Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund. While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

                        Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

                        Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

                        Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus Fund Solutions, LLC. Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and serve as a Trustee and officer, respectively, of the Trust.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thereafter so long as such continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

                       Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Investment Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

                         As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

•	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;
•	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
•	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
•	assist and advise the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
•	make such reports and recommendations to the Board upon its reasonable requests.

                        As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

                        As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

                        Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.

Because the Fund is newly organized, no information regarding the fees paid by the Fund to Ultimus is included in this SAI.

                        Unless sooner terminated as provided therein, the Service Agreements between the Trust, on behalf of the Fund, and Ultimus will continue in effect until [_____] and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

                        The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

                         U.S. Bank, N.A., (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. The custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

                        [__________,___________]serves as the independent registered public accounting firm for the Fund and to audit the annual financial statements of the Fund and assist in preparing the Fund’s federal, state and excise tax returns for the fiscal period ending [August 31, 2016].

Legal Counsel

Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Investor Class of shares. See the section entitled “Distribution Plan” in the Prospectus for additional information on the specifics of the Plan. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Under the Plan, the Fund on behalf of the Investor Class shares, may annually expend up to [0.25]% of its average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. In connection therewith, the Investor Class shares may pay up to [0.25]% of its average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares, or reimbursement for expenses incurred in connection with services or other activities that are primarily intended to result in the sale of shares. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Investor Class shares attributable to them. The Fund does not participate in any joint distribution activities with other investment companies. Robert G. Dorsey and Mark J. Seger, as owners of the Distributor, may be deemed to receive an indirect benefit from the operation of the Plan.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and each class of the Fund is conclusive.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics that is designed to prevent personnel of the Trust, the Adviser and the Distributor subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B and Appendix C, respectively. No later than August 31 of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-___-___-____, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by the Fund (“Portfolio Securities”), may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding Portfolio Securities is made in the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Fund and/or the Adviser in accordance with the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality.

•	Information regarding the general market exposure of the Fund may be disclosed, provided that such information is also disclosed on the Fund’s website and the information does not identify specific Portfolio Securities.

•	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that receives non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical

Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s CCO because the Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The CCO must inform the Board of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Other Expenses

In addition to the investment advisory fees, the Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; fees of its administrator, distributor and transfer agent, the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Benchmark Descriptions

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the MSCI World Index. The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,643 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.

The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. If the failure of the asset diversification test was de minimis, the remedy would require corrective action but no payment of a tax. There is also a remedy for failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers filing jointly and $439,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. Taxpayers that are not in the highest tax bracket and are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than the above-mentioned thresholds will continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers whose ordinary income is generally taxed at less than the 25% rate, the long-term capital gains rate and rate on qualified dividends will be 0%. These rates may change over time.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not Section 1256 Contracts generally will be treated as ordinary income or loss.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

Under sections 1471 through 1474 of the Code, known as Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and, from January 1, 2017, redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

FINANCIAL STATEMENTS

The Fund is newly organized and therefore no financial information is included in this SAI. You may request a copy of the Fund’s Annual and Semi-Annual reports, once available, at no charge by calling the Fund at 1-___-___-____.

APPENDIX A

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee**	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey*^ Year of Birth: 1957	Since February 2012	Trustee (2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	[22]	n/a
Independent Trustees:
John J. Discepoli^ Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	[22]	n/a
John C. Davis^ Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (June 2012 to present)	Consultant since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	[22]	n/a
David M. Deptula^ Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	[22]	n/a

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

**	As of [February __], 2016.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson^ Year of Birth: 1958	Since April 2013	President Of the Trust (October 2013 to present); Principal Executive Officer of Ryan Labs Funds (October 2014 to present); Vice President Of the Trust (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)
William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
Andrew B. Wellington 405 Park Avenue, 6th Floor, New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund & Lyrical U.S. Hedged Value Fund	Managing Director of Lyrical Asset Management LP (2008 to present)
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow Value Opportunity Fund & Barrow Long/Short Opportunity Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (1997 to present) and Barrow Street Advisors LLC

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Andrew Dassori 215 Park Avenue South, Suite 1902 New York, NY 10003 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Managing Member and Chief Compliance Officer of Wavelength Capital Management, LLC (2013 to present); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007 to 2013)
Henry M.T. Jones 1380 West Paces Ferry Rd. Suite 1000 Atlanta, GA 30327 Year of Birth: 1971	Since July 2014	Principal Executive Officer of Blue Current Global Dividend Fund	Co-Managing Partner of Edge Advisors, LLC (2012 to present); co-founder and partner (2006 to present).
Stephen P. Lack 55 Waugh Drive Suite 1130 Houston, TX 770077 Year of Birth: 1957	Since October 2014	Principal Executive Officer of Galapagos Partners Select Equity Fund	Founder, President and Chief Investment Officer of Galapagos Partners, L.P. (2007 to present)
Benjamin H. Thomas 401 West Main Street Suite 2100 Louisville, KY 40202 Year of Birth: 1974	Since April 2015	Principal Executive Officer of Waycross Long/Short Equity Fund	Founder, Managing Partner and Portfolio Manager for Waycross Partners, LLC (2005 to present).
Daniel Darchuck 30 Ragsdale Dr., Monterey, CA 93940 Year of Birth: 1958	Since September 2015	Principal Executive Officer of Topturn OneEighty Fund	Co-Founder, Chief Executive Officer of Topturn Capital, LLC (2009 to present); Chief Executive Officer of Topturn Fund Advisors, LLC (2015 to present)
Robert T. Slaymaker Year of Birth: 1951	Since September 2015	Principal Executive Officer of Alambic Funds	Partner and Head of Client Service at Alambic Investment Management L.P. (2013 to present); Operating Partner at Advent International, Inc. (2008 to 2013)
Alfredo Viegas 250 W. 57th St., Ste. 2032, New York, NY 10107 Year of Birth: 1968	Since December 2015	Principal Executive Officer of Castlemaine Funds
Chief Investment Officer and Chief Compliance Officer at Castlemaine LLC (2015 to present); Managing Director at Nomura Securities (2012 to 2015); Managing Director at Knight Capital Group (2009 to 2012).

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
[Christopher M. Niemczewski] 21 Dupont Circle NW, Suite 500, Washington, D.C. 20036 Year of Birth: [19__]	Since December 2015	Principal Executive Officer of Marshfield Concentrated Opportunity Fund	[to be inserted]
[TBD] Year of Birth: [19__]	Since [December 2015]	Principal Executive Officer of Appleseed Fund	[to be inserted]
Jennifer L. Leamer^ Year of Birth: 1976	Since April 2014	Treasurer (October 2014- present); Assistant Treasurer (April 2014 – October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst (2007 to 2014)
Bo J. Howell^ Year of Birth: 1981	Since October 2014	Secretary (2015 to present); Assistant Secretary (2014)
V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston^ Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Mark J. Seger^ Year of Birth: 1962	Since October 2014	Assistant Treasurer (2014 to present); Treasurer (2012 to 2014)	Co-Founder and Managing Director, Ultimus Fund Solutions, LLC (1999 to present)
Frank L. Newbauer^ Year of Birth: 1954	Since February 2012	Assistant Secretary (2015 to present); Secretary (2012 to 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black^ Year of Birth: 1979	Since April 2015	Assistant Chief Compliance Officer
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015), Senior Compliance Manager at Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist (2006 to 2011)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

APPENDIX B

ULTIMUS MANAGERS TRUST
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

APPENDIX C

Pekin Singer Strauss Asset Management, Inc.
Proxy Voting Policy

[To be inserted]

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust, dated February 28, 2012, is incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)	Investment Advisory Agreement with Apex Capital Management, Inc., dated June 5, 2012, for APEXcm Small/Mid Cap Growth Fund is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(d)(2)	Investment Advisory Agreement with Cincinnati Asset Management, Inc., dated June 5, 2012, for CAM: Broad Market Strategic Income Fund is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(d)(3)	Investment Advisory Agreement with Lyrical Asset Management L.P., dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(4)	Investment Advisory Agreement with Barrow Street Advisors LLC, dated April 23, 2013, for Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund) is incorporated by reference to Exhibit (d)(v) of Post-Effective Amendment No. 8 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 6, 2013.

(d)(5)	Investment Advisory Agreement with Wavelength Capital Management, LLC, dated April 23, 2013, for Wavelength Interest Rate Neutral Fund is incorporated by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

1

(d)(6)	Investment Advisory Agreement with Lyrical Asset Management LP, dated April 22, 2014, for Lyrical U.S. Hedged Value Fund is incorporated by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 23 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 11, 2014.

(d)(7)	Investment Advisory Agreement with Edge Advisors, LLC, dated July 21, 2014, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(d)(8)	Investment Advisory Agreement with Galapagos Partners, LP, dated December 29, 2014, for Galapagos Partners Select Equity Fund is incorporated by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(d)(9)	Investment Advisory Agreement with Ryan Labs, Inc., dated December 29, 2014, for Ryan Labs Core Bond Fund is incorporated by reference to Exhibit (d)(x) of Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(d)(10)	Investment Advisory Agreement with Waycross Partners, LLC, dated April 20, 2015, for Waycross Long/Short Equity Fund is incorporated by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

(d)(11)	Investment Advisory Agreement with Ryan Labs Asset Management Inc. (formerly Ryan Labs, Inc.) for Ryan Labs Long Credit Fund is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(d)(12)	Investment Advisory Agreement with Topturn Fund Advisors, LLC, dated July 21, 2015, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(d)(13)(A)	Investment Advisory Agreement with Alambic Investment Management, LP, dated August 19, 2015, for Alambic Small Cap Value Plus Fund is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(d)(13)(B)	Investment Advisory Agreement with Alambic Investment Management, LP, for Alambic Small Cap Growth Plus Fund, will be filed by post-effective amendment.

(d)(14)	Investment Advisory Agreement with Castlemaine LLC, for Castlemaine Emerging Markets Opportunity Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund, will be filed by post-effective amendment.

2

(d)(15)	Investment Advisory Agreement with Marshfield Associates, Inc., for Marshfield Concentrated Opportunity Fund, will be filed by post-effective amendment.

(d)(16)	Investment Advisory Agreement with Pekin Singer Straus Asset Management, Inc., for Appleseed Fund, will be filed by post-effective amendment.

(e)(1)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated June 7, 2012, is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(e)(2)	Amended Schedule A, dated July 21, 2015, to Distribution Agreement with Ultimus Fund Distributors, LLC, dated June 7, 2012 is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(e)(3)	Amended Schedule A, dated November 13, 2015, to Distribution Agreement with Ultimus Fund Distributors, LLC, dated June 7, 2012 is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Second Amendment, dated August 21, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(C)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(D)	Fourth Amendment, dated May 28, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund), is incorporated by reference to Exhibit (g)(iv) of Post-Effective Amendment No. 10 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 20, 2013.

3

(g)(1)(E)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(F)	Sixth Amendment, dated May 15, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Hedged Equity Fund, is incorporated by reference to Exhibit (g)(vi) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(G)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(H)	Eighth Amendment, dated November 11, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Galapagos Partners Select Equity Fund and Ryan Labs Core Bond Fund, is incorporated by reference to Exhibit (g)(ix) of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(g)(1)(I)	Ninth Amendment, dated March 24, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Waycross Long/Short Equity Fund, is incorporated by reference to Exhibit (g)(x) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

(g)(1)(J)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Ryan Labs Long Credit Fund, is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(K)	Eleventh Amendment to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (g)(1)(K) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

4

(g)(2)(A)	Global Custody Agreement with MUFG Union Bank, N.A., dated July 21, 2015, for Alambic Small Cap Value Plus Fund, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(g)(2)(B)	Amendment to Global Custody Agreement with MUFG Union Bank, N.A., for Alambic Small Cap Growth Fund, will be filed by post-effective amendment.

(h)(1)(A)	Administration Agreements, each dated separately, with Ultimus Fund Solutions, LLC, dated June 5, 2012, for APEXcm Small/Mid Cap Growth Fund, Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, Lyrical U.S. Value Equity Fund, Lyrical U.S. Hedged Value Fund, Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund), Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund), and Wavelength Interest Rate Neutral Fund, are incorporated by reference to Exhibits (h)(ii) through (h)(vi) of Post-Effective Amendment No. 23 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 11, 2014.

(h)(1)(B)	Administration Agreement with Ultimus Fund Solutions, LLC, dated July 21, 2014, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (h)(xxiv) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 14, 2014.

(h)(1)(C)	Administration Agreement with Ultimus Fund Solutions, LLC, dated October 20,2014, for Galapagos Partners Select Equity Fund, is incorporated by reference to Exhibit (h)(xxviii)of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(h)(1)(D)	Administration Agreement with Ultimus Fund Solutions, LLC, dated October 20, 2014, for Ryan Labs Core Bond Fund, is incorporated by reference to Exhibit (h)(xxxii)of Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(h)(1)(E)	Administration Agreement with Ultimus Fund Solutions, LLC, dated April 20, 2015, for Waycross Long/Short Equity Fund, is incorporated by reference to Exhibit (h)(xxxviii)of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

(h)(1)(F)	Administration Agreement with Ultimus Fund Solutions, LLC for Ryan Labs Long Credit Fund, is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

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(h)(1)(G)	Administration Agreement with Ultimus Fund Solutions, LLC, dated September 1, 2015, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (h)(1)(G) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(h)(1)(H)(i)	Administration Agreement, dated August 19, 2015, with Ultimus Fund Solutions, LLC for Alambic Small Cap Value Plus Fund, is incorporated by reference to Exhibit (h)(1)(H) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(h)(1)(H)(ii)	Administration Agreement with Ultimus Fund Solutions, LLC, for Alambic Small Cap Growth Plus Fund, will be filed by post-effective amendment.

(h)(1)(I)	Administration Agreement with Ultimus Fund Solutions, LLC, for Castlemaine Emerging Markets Opportunity Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund, will be filed by post-effective amendment.

(h)(1)(J)	Administration Agreement with Ultimus Fund Solutions, LLC, for Marshfield Concentrated Opportunity Fund, will be filed by post-effective amendment.

(h)(1)(K)	Administration Agreement with Ultimus Fund Solutions, LLC, for Appleseed Fund, will be filed by post-effective amendment.

(h)(2)(A)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, is incorporated by reference to Exhibits (h)(xxiv) of Post-Effective Amendment No. 25 of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on, June 29, 2012.

(h)(2)(B)	Amended Schedule A, dated July 21, 2015, to the Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, is incorporated by reference to Exhibit (h)(2)(B) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(h)(3)(A)	Fund Accounting Agreements, each dated separately, with Ultimus Fund Solutions, LLC, dated June 5, 2012, for APEXcm Small/Mid Cap Growth Fund, Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, Lyrical U.S. Value Equity Fund, Lyrical U.S. Hedged Value Fund, Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund), Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund), and Wavelength Interest Rate Neutral Fund, are incorporated by reference to Exhibits (h)(xii) through (h)(xvi) of Post-Effective Amendment No. 23 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 11, 2014.

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(h)(3)(B)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated July 21, 2014, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (h)(xxiv) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(h)(3)(C)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated October 20, 2014, for Galapagos Partners Select Equity Fund, is incorporated by reference to Exhibit (h)(xxix) of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(h)(3)(D)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated October 20, 2014, for Ryan Labs Core Bond Fund, is incorporated by reference to Exhibit (h)(xxxviii) of Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(h)(3)(E)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated April 20, 2015, for Waycross Long/Short Equity Fund, is incorporated by reference to Exhibit (h)(xxxix) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

(h)(3)(F)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC for Ryan Labs Long Credit Fund, is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(h)(3)(G)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated September 1, 2015, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (h)(3)(G) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(h)(3)(H)(i)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, dated August 19, 2015, for Alambic Small Cap Value Plus Fund, is incorporated by reference to Exhibit (h)(3)(H) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(h)(3)(H)(ii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, for Alambic Small Cap Growth Plus Fund, will be filed by post-effective amendment.

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(h)(3)(I)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, for Castlemaine Emerging Markets Opportunity Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund, will be filed by post-effective amendment.

(h)(3)(J)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, for Marshfield Concentrated Opportunity Fund, will be filed by post-effective amendment.

(h)(3)(K)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC, for Appleseed Fund, will be filed by post-effective amendment.

(h)(4)(A)	Transfer Agent and Shareholder Services Agreements, each dated separately, with Ultimus Fund Solutions, LLC, dated June 5, 2012, for APEXcm Small/Mid Cap Growth Fund, Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, Lyrical U.S. Value Equity Fund, Lyrical U.S. Hedged Value Fund, Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund), Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund), and Wavelength Interest Rate Neutral Fund, are incorporated by reference to Exhibits (h)(vii) through (h)(xi) of Post-Effective Amendment No. 23 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 11, 2014.

(h)(4)(B)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (h)(xxvi) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(h)(4)(C)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated October 20, 2014, for Galapagos Partners Select Equity Fund, is incorporated by reference to Exhibit (h)(xxx) of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(h)(4)(D)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated October 20, 2014, for Ryan Labs Core Bond Fund, is incorporated by reference to Exhibit (h)(xxxiv) of Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(h)(4)(E)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated April 20, 2015, for Waycross Long/Short Equity Fund, is incorporated by reference to Exhibit (h)(xl) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

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(h)(4)(F)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC for Ryan Labs Long Credit Fund, is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(h)(4)(G)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated September 1, 2015, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (h)(4)(G) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(h)(4)(H)(i)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, dated August 19, 2015, for Alambic Small Cap Value Plus Fund, is incorporated by reference to Exhibit (h)(4)(H) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(h)(4)(H)(ii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, for Alambic Small Cap Growth Plus Fund, will be filed by post-effective amendment.

(h)(4)(I)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, for Castlemaine Emerging Markets Opportunity Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund, will be filed by post-effective amendment.

(h)(4)(J)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, for Marshfield Concentrated Opportunity Fund, will be filed by post-effective amendment.

(h)(4)(K)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC, for Appleseed Fund, will be filed by post-effective amendment.

(h)(5)(A)	First Amended Expense Limitation Agreement with Apex Capital Management, Inc., dated April 21, 2014, for APEXcm Small/Mid Cap Growth Fund, is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 26 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 29, 2014.

(h)(5)(B)(i)	First Amended Expense Limitation Agreement with Cincinnati Asset Management, Inc., dated April 21, 2014, for Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, is incorporated by reference to Exhibit (h)(5)(B)(i) of Post-Effective Amendment No. 42 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 5, 2015.

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(h)(5)(C)	Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund, is incorporated by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(h)(5)(D)	Expense Limitation Agreement with Barrow Street Advisors LLC, dated April 23, 2013, for Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund), Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund), is incorporated by reference to Exhibit (h)(ix) of Post-Effective Amendment No. 8 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 6, 2013.

(h)(5)(E)	Expense Limitation Agreement with Wavelength Capital Management, LLC, dated July 23, 2013, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (h)(x) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(h)(5)(F)	Expense Limitation Agreement with Lyrical Asset Management LP, dated April 22, 2014, for Lyrical U.S. Hedged Value Fund, is incorporated by reference to Exhibit (h)(xxiv) of Post-Effective Amendment No. 23 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 11, 2014.

(h)(5)(G)	Expense Limitation Agreement with Edge Advisors, LLC, dated July 21, 2014, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (h)(xxvii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(h)(5)(H)	Expense Limitation Agreement with Galapagos Partners, L.P., dated December 29, 2014, for Galapagos Partners Select Equity Fund, is incorporated by reference to Exhibit (h)(xxxi) of Post-Effective Amendment No. 31 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(h)(5)(I)	Expense Limitation Agreement with Ryan Labs Asset Management Inc., dated December 29, 2014, for Ryan Labs Core Bond Fund, is incorporated by reference to Exhibit (h)(xxxv) of Post-Effective Amendment No. 32 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(h)(5)(J)	Expense Limitation Agreement with Waycross Partners, LLC, dated April 20, 2015, for Waycross Long/Short Equity Fund, is incorporated by reference to Exhibit (h)(xxxvii) of Post-Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

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(h)(5)(K)	Expense Limitation Agreement with Ryan Labs Asset Management Inc. for Ryan Labs Long Credit Fund, is incorporated by reference to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(h)(5)(L)	Expense Limitation Agreement with Topturn Fund Advisors, LLC, dated July 21, 2015, for Topturn OneEighty Fund, is incorporated by reference to Exhibit (h)(5)(L) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(h)(5)(M)(i)	Expense Limitation Agreement with Alambic Investment Management, LP, dated August 19, 2015, for Alambic Small Cap Value Plus Fund, is incorporated by reference to Exhibit (h)(5)(M) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(h)(5)(M)(ii)	Expense Limitation Agreement with Alambic Investment Management, LP, for Alambic Small Cap Growth Plus Fund, will be filed by post-effective amendment.

(h)(5)(N)	Expense Limitation Agreement with Castlemaine LLC, for Castlemaine Emerging Markets Opportunity Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund, will be filed by post-effective amendment.

(h)(5)(O)	Expense Limitation Agreement with Marshfield Associates, Inc. for Marshfield Concentrated Opportunity Fund, will be filed by post-effective amendment.

(h)(5)(P)	Expense Limitation Agreement with Pekin Singer Straus Asset Management, Inc. for Appleseed Fund, will be filed by post-effective amendment.

(i)	Opinion of counsel will be filed by post-effective amendment.

(j)	Inapplicable

(k)	Inapplicable

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)	Rule 12b-1 Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

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(m)(2)	Amended Appendix A, dated July 21, 2014), is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(n)	Rule 18f-3 Multi-Class Plan, dated June 6, 2013, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 8 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 6, 2013.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, is incorporated by reference to Exhibit (p)(i) of Pre-Effective Amendment No. 3 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 26, 2012.

(p)(2)	Code of Ethics of Ultimus Fund Distributors, LLC, dated September 30, 2011, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 42 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 5, 2015.

(p)(3)	Code of Ethics of Apex Capital Management is incorporated by reference to Exhibit (o)(ii) of Post-Effective Amendment No. 19 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 21, 2014.

(p)(4)	Code of Ethics of Cincinnati Asset Management, Inc., dated November 2013, is incorporated by reference to Exhibit (o)(iv) of Post-Effective Amendment No. 19 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 21, 2014.

(p)(5)	Code of Ethics of Lyrical Asset Management LP is incorporated by reference to Exhibit (o)(vi) of Post-Effective Amendment No. 19 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 21, 2014.

(p)(6)	Code of Ethics of Barrow Street Advisors LLC, dated January 2015, is incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 42 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 5, 2015.

(p)(7)	Code of Ethics of Wavelength Capital Management, LLC, dated July 15, 2013, is incorporated by reference to Exhibit (o)(viii) of Post-Effective Amendment No. 13 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

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(p)(8)	Code of Ethics of Edge Advisors, LLC, dated December 2011, is incorporated by reference to Exhibit (o)(ix) of Post-Effective Amendment No. 25 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(p)(9)	Code of Ethics of Galapagos Partners, L.P., dated October 29, 2014, is incorporated by reference to Exhibit (o)(x) of Post-Effective Amendment No. 31 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 22, 2014.

(p)(10)	Code of Ethics of Ryan Labs Asset Management Inc. (formerly Ryan Labs, Inc.) is incorporated by reference to Exhibit (o)(xi) of Post-Effective Amendment No. 32 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2014.

(p)(11)	Code of Ethics of Waycross Partners, LLC is incorporated by reference to Exhibit (o)(xii) of Post-Effective Amendment No. 38 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 29, 2015.

(p)(12)	Code of Ethics of Topturn Fund Advisors, LLC is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 27, 2015.

(p)(13)	Code of Ethics of Alambic Investment Management, LP is incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 19, 2015.

(p)(14)	Code of Ethics of Castlemaine LLC, will be filed by post-effective amendment.

(p)(15)	Code of Ethics of Marshfield Associates, Inc., will be filed by post-effective amendment.

(p)(16)	Code of Ethics of Pekin Singer Strauss Asset Management, Inc., will be filed by post-effective amendment.

(q)	Powers of Attorney, dated June 5, 2012, are incorporated by reference to Exhibit (poa) of Pre-Effective Amendment No. 2 of Registration’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 8, 2012.

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Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4   Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5   Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these Federal laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6   Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

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The Investment Advisory Agreements with Apex Capital Management, Inc., Cincinnati Asset Management, Inc., Lyrical Asset Management LP, Barrow Street Advisors LLC, Wavelength Capital Management, LLC, Edge Advisors, LLC, Galapagos Partners, L.P., Ryan Labs Asset Management, Inc., Waycross Partners, LLC, Topturn Fund Advisors, LLC, Alambic Investment Management, LP, Castlemaine LLC, Marshfield Associates, and Pekin Singer Strauss Asset Management, Inc. (the “Advisers”) provide that the Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further also provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
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Item 31.	Business and Other Connections of the Investment Advisers

(a)	Apex Capital Management, Inc. (“Apex”) has been registered as an investment adviser since 1987. Apex provides investment advisory services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations and, corporations and other businesses.

The directors, officers, and partners of Apex are listed below, none of which have engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

Nitin N. Kumbhani—President and CEO
Kamal N. Kumbhani—Vice President
Jan E. Terbrueggen—Vice President
Michael D. Kalbfleisch—Vice President & Chief Compliance Officer
Sunil M. Reddy—Vice President
Mark S. Harrell—Vice President

(b)	Cincinnati Asset Management, Inc. (“CAM”) has been registered as an investment adviser since 1989. CAM provides investment advisory services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses, state and municipal government entities and insurance companies.

The directors, officers, and partners of CAM are listed below, none of which have engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

William Sloneker—Chairman and Managing Director
Randall S. Hale—President and Managing Director
C. David Mencer—COO, Chief Compliance Officer and Managing Director
Mary Compton—Director
Donald N. Stolper—Vice President and Managing Director
Richard J. Gardner—Managing Director
Richard M. Balestra—Managing Director

(c)	Lyrical Asset Management LP (“Lyrical”) has been registered as an investment adviser since 2008. Lyrical provides investment advisory services to high net worth individuals, pension and profit sharing plans, corporations and other businesses and a UCITS fund.

The directors, officers, and partners of Lyrical are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

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Andrew Wellington—Managing Partner
Jeffrey Keswin—Managing Partner

(d)	Barrow Street Advisors LLC (“Barrow Street”) has been registered as an investment adviser since 2013. Barrow Street provides investment advisory services to pooled investment vehicles.

The directors, officers, and partners of Barrow Street are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Robert F. Greenhill, Jr.—Principal
Nicholas Chermayeff—Principal
David R. Bechtel—Principal

(e)	Wavelength Capital Management, LLC (“Wavelength”) has been registered as an investment adviser since 2013.

The directors, officers, and partners of Wavelength are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Andrew G. Dassori – Founding Partner and Chief Investment Officer
Mark Landis – Founding Partner

(f)	Edge Advisors, LLC (“Edge”) has been registered as an investment adviser since 2006.

The directors, officers, and partners of Edge are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Richard Floress – Chief Compliance Officer
Julius P. Garlington – Partner
Paul Izlar – Partner
Henry M.T. Jones – Co-Managing Partner
William Maner – Partner
Albert Rayle – Partner
William Skeean – Co-Managing Partner

(g)	Galapagos Partners, L.P. (“Galapagos”) has been registered as an investment adviser since 2007.

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The directors, officer, and partners of Galapagos are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Stephen P. Lack – Chief Investment Officer and Managing Partner
Wesley Kubesch – Partner
Erlina Yeo
Brian Anderson – Chief Operating Officer, Chief Risk Officer, and Chief Compliance Officer

(h)	Ryan Labs Asset Management Inc. (“Ryan Labs”) has been registered as an investment adviser since 1989.

The directors, officers, and partners of Ryan Labs are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Scott Davis – Director
John T. Donnelly – Director
Richard Familetti – Director
Sean F. McShea – Director
Steve Preacher – Director
Tom Keresztes, Chief Compliance Officer

(i)	Waycross Partners, LLC (“Waycross”) has been registered as an investment adviser since 2015.

The directors, officers, and partners of Waycross are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Benjamin Thomas – Managing Partner
Larry Walker – Partner and Chief Compliance Officer
John Ferreby – Partner
Matthew Bevin – Partner

(j)	Topturn Fund Advisors, LLC (“Topturn”) has been registered as an investment adviser since 2015.

The directors, officers, and partners of Topturn are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

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Dan Darchuck – Chief Executive Officer
Greg Stewart – Chief Investment Officer

(k)	Alambic Investment Management, LP (“Alambic”) has been registered as an investment adviser since 2015.

The directors, officers, and partners of Alambic are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Albert Richards – Chief Executive Officer and Chairman
Brian Thompson – Chief Risk Officer and President
Mike Oberhaus – Chief Financial Officer & Chief Operational Officer
Robert Slaymaker – Partner
Danielle Lawson - Head of Client Service
Mary Phillips – Chief Compliance Officer

(l)	Castlemaine LLC (“Castlemaine”) has been registered as an investment adviser since 2015.

The directors, officers, and partners of Castlemaine are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Alfredo Viegas – Chief Investment Officer and Chief Compliance Officer

(m)	Marshfield Associates, Inc. (“Marshfield’) has been registered as an investment adviser since 1989.

The directors, officers, and partners of Marshfield are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

Christopher M. Niemczewski – Managing Principal
Elise J. Hoffmann – Principal
Carolyn Miller – Principal
Melissa Vinick – Principal
William G. Stott - Principal
Carmen Colt – Chief Compliance Officer

(n)	Pekin Singer Straus Asset Management, Inc. (“PPS”) has been registered as an investment adviser since 1990.

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The directors, officers, and partners of PPS are listed below, who have not engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner, or trustee, in any other business, profession, vocation, or employment of a substantial nature.

[___]

Item 32.	Principal Underwriters

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

AlphaMark Investment Trust	Schwartz Investment Trust
BPV Family of Funds	Stralem Fund
CM Advisors Family of Funds	TFS Capital Investment Trust
Eubel Brady & Suttman Mutual Fund Trust	The Berwyn Funds
Gardner Lewis Investment Trust	The Cutler Trust
Hussman Investment Trust	The First Western Funds Trust
Papp Investment Trust	The Investment House Funds
Piedmont Investment Trust	Williamsburg Investment Trust
Profit Funds Investment Trust	WST Investment Trust

(b)
Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Trustee
Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
Wade R. Bridge	Vice President	None
Craig J. Hunt	Vice President	None
Stephen L. Preston	Chief Compliance Officer	Chief Compliance Officer
Jeffrey D. Moeller	Vice President	None
Tina H. Bloom	Vice President	None
Kristine M. Limbert	Vice President	None
Nancy Aleshire	Vice President	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

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Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Apex Capital Management, Inc.
8163 Old Yankee Road
Dayton, Ohio 45458

Cincinnati Asset Management, Inc.
8845 Governor’s Hill Drive
Cincinnati, Ohio 45249

Lyrical Asset Management LP
405 Park Avenue, 6th Floor
New York, NY 10022

Barrow Street Advisors LLC
300 First Stamford Place, 3rd Floor East
Stamford, CT 06902

Wavelength Capital Management, LLC
250 West 57th Street, 20th Floor
New York, NY 10107

Edge Advisors, LLC
1380 West Paces Ferry Rd., Suite 1000
Atlanta, GA 30327

Galapagos Partners, L.P.
55 Waugh Dr., Ste. 1130
Houston, TX 77007

Ryan Labs Asset Management Inc.
500 Fifth Avenue, Suite 2520
New York, NY 10110

Waycross Partners, LLC
401 W. Main Street, Suite 2100
Louisville, KY 40202

Topturn Fund Advisors, LLC
30 Ragsdale Drive, Suite 100
Monterey, CA 93940

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Alambic Investment Management, LP
655 Montgomery Street
San Francisco, CA 94111

Castlemaine LLC
250 West 57th Street, 20th Floor
New York, NY 10107

Marshfield Associates, Inc.
21 Dupont Circle NW, Suite 500
Washington, DC 20036

Pekin Singer Strauss Asset Management, Inc.
161 North Clark Street, Suite 2200
Chicago, IL 60601

Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

MUFG Union Bank, N.A.
350 California Street, Suite 2018
San Francisco, CA 94104

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment meets the requirements for effectiveness of this amendment to the registration statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in Cincinnati, and Ohio on November 20, 2015.

ULTIMUS MANAGERS TRUST

By:	/s/ David R. Carson
David R. Carson
President

Pursuant to the requirements of the Securities Act, this PEA has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Dorsey	Trustee	November 20, 2015
Robert G. Dorsey

/s/ Jennifer L. Leamer	Treasurer/Controller	November 20, 2015
Jennifer L. Leamer

*	Trustee
David M. Deptula		/s/ Frank L. Newbauer
Frank L. Newbauer
*	Trustee	Attorney-in-Fact*
John J. Discepoli		November 20, 2015

*	Trustee
John C. Davis

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